UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 13, 2017

Calyxt, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 County Road D West, Suite 8
New Brighton, MN 55112
(Address and zip code of principal executive offices)

(651) 683-2807
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2017, Calyxt, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

d. Exhibits

Exhibit Number	Description
99.1	Press Release of Calyxt, Inc. dated November 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Calyxt, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2017

CALYXT, INC

By:	/s/ Joseph B. Saluri
Name: Joseph B. Saluri
Title: General Counsel, Executive
Vice President – Corporate
Development

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Calyxt, Inc. dated November 13, 2017